UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2005
Countrywide Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8422	13-2641992
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
4500 Park Granada, Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.6
EXHIBIT 4.27
EXHIBIT 4.28
EXHIBIT 5.3

Item 8.01. Other Events.
     On September 29, 2005, Countrywide Financial Corporation filed a prospectus supplement, dated September 27, 2005, under its Registration Statement on Form S-3 (333-114270 and 333-114270-01 and 333-114270-02 and 333-114270-03) relating to the offering of $500,000,000 aggregate principal amount of its Floating Rate Subordinated Notes due April 1, 2011 (the “Notes”). Exhibits are filed herewith in connection with the issuance of the Notes on September 30, 2005.
Item 9.01. Exhibits.
(d)	Exhibits
1.6	Underwriting Agreement, dated September 27, 2005, regarding the Floating Rate Subordinated Notes due April 11, 2011.

4.27	Indenture, dated September 30, 2005, between Countrywide Financial Corporation and The Bank of New York, as Trustee, relating to the Floating Rate Subordinated Notes due April 11, 2011.

4.28	Form of Floating Rate Subordinated Note due April 1, 2011 of Countrywide Financial Corporation.

5.3	Opinion of Munger, Tolles & Olson LLP, counsel to Countrywide Financial Corporation, as to the validity of the Floating Rate Subordinated Notes due April 11, 2011.

8.2	Opinion of Munger, Tolles & Olson LLP, counsel to Countrywide Financial Corporation, as to certain tax matters (included in Exhibit 5.3).

23.5	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).

23.6	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Date: September 30, 2005	By:	/s/ Stanford L. Kurland
	Name:	Stanford L. Kurland
	Title:	President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.6	Underwriting Agreement, dated September 27, 2005, regarding the Floating Rate Subordinated Notes due April 11, 2011.

4.27	Indenture, dated September 30, 2005, between Countrywide Financial Corporation and The Bank of New York, as Trustee, relating to the Floating Rate Subordinated Notes due April 11, 2011.

4.28	Form of Floating Rate Subordinated Note due April 1, 2011 of Countrywide Financial Corporation.

5.3	Opinion of Munger, Tolles & Olson LLP, counsel to Countrywide Financial Corporation, as to the validity of the Floating Rate Subordinated Notes due April 11, 2011.

8.2	Opinion of Munger, Tolles & Olson LLP, counsel to Countrywide Financial Corporation, as to certain tax matters (included in Exhibit 5.3).

23.5	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).

23.6	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).

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